Capital Structure Management	12 Months Ended
Dec. 31, 2018
Capital Structure Management
Capital Structure Management

Section E — Capital Structure, Financing, and Liquidity

This section describes how SAP manages its capital structure. Our capital management is based on  a high equity ratio, modest financial leverage, a well-balanced maturity profile, and deep debt capacity.

(E.1) Capital Structure Management

The primary objective of our capital structure management is to maintain a strong financial profile for investor, creditor, and customer confidence, and to support the growth of our business. We seek to maintain a capital structure that will allow us to cover our funding requirements through the capital markets on reasonable terms and, in so doing, ensure a high level of independence, confidence, and financial flexibility.

SAP SE’s long-term credit rating is “A2” by Moody’s with stable outlook, and “A” by Standard & Poor’s. Standard & Poor’s revised the outlook from positive to stable in 2018.

	12/31/2018		12/31/2017
		% of		% of
		Total Equity and		Total Equity and
	€ millions	Liabilities	€ millions	Liabilities	∆ in %
Equity	28,877	56	25,515	60	13
Current liabilities	10,481	20	10,210	24	3
Non-current liabilities	12,133	24	6,759	16	80
Liabilities	22,614	44	16,969	40	33
Thereof financial debt	11,331	22	6,264	15	81
Total equity and liabilities	51,491	100	42,484	100	21

In 2018, we repaid €1,150 million in Eurobonds and US$150 million in U.S. private placements at maturity. The repayment was partly refinanced through the issuance of a US$300 million USD bond. We took out a three-tranche Eurobond of €1,500 million in total and a five-tranche Eurobond of €4,500 million in total with maturities of two to 12 years to finance the acquisitions of Callidus and Qualtrics. Thus, the ratio of total nominal volume of financial debt to total equity and liabilities increased by 7pp.